Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick E Winningham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance Biopharma, Inc. on Form 10-Q for the three and six months ended June 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Theravance Biopharma, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

Date: August 13, 2015	By:	/s/ Rick E Winningham
Rick E Winningham
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Renee D. Gala, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance Biopharma, Inc. on Form 10-Q for the three and six months ended June 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Theravance Biopharma, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

Date: August 13, 2015	By:	/s/ Renee D. Gala
Renee D. Gala
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)